UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2016

SYMMETRY SURGICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36770	47-1523659
(State or other jurisdiction	(Commission File	(I.R.S.Employer
of incorporation)	Number)	Identification No.)

3034 Owen Drive

Antioch, Tennessee 37013

(Address of principal executive offices, including Zip Code)

(800) 251-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On May 5, 2016, Symmetry Surgical Inc. (“Symmetry”) issued a press release entitled, “Symmetry Surgical Reports First Quarter 2016 Financial Results,” in which it announced its first fiscal quarter fiscal year 2016 financial results.

A copy of this press release is being furnished as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	“Symmetry Surgical Reports First Quarter 2016 Financial Results,” Press Release issued by Symmetry Surgical, Inc. dated May 5, 2016.

________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symmetry Surgical Inc.

/s/ Thomas J. Sullivan
Date: May 5, 2016	Name: Thomas J. Sullivan
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	“Symmetry Surgical Reports First Quarter 2016 Financial Results,” Press Release issued by Symmetry Surgical Inc. dated May 5, 2016.